   STOCK AND WARRANT PURCHASE AGREEMENT, POWER OF TRANSFER AND MUTUAL RELEASE

         1. __________ the record owner (the "Securityholder") of_______ shares of Common Stock (the "Shares") and ___________3 common stock purchase warrants (the "Warrants" and together with the Shares, the "Securities") of U.S. GOLF AND ENTERTAINMENT INC. (the "Company"), hereby sells, transfers and delivers the Securities and powers of transfer with full powers of substitution therein to the Company for a purchase price (the "Purchase Price") of $______________, receipt of which is hereby acknowledged.

         2. For full and valuable consideration, receipt of which is hereby acknowledged, the Company hereby fully and unconditionally releases and discharges the Securityholder and each officer, director, partner, member, shareholder, employee or consultant of the Securityholder, as applicable, and each of the Securityholder's successors and assigns, from all actions, causes of action, suits, promises, claims and demands whatsoever, in law or equity, whether contingent or otherwise, whether known or unknown, direct or indirect, which against such individuals or entities the Company ever had, now have or hereafter can, shall or may have, or by reason of any matter, cause or thing whatsoever relating to the Securityholder's ownership of the Securities from the beginning of the world to the day of the date of this Agreement.

         3. For full and valuable consideration, receipt of which is hereby acknowledged, the Securityholder hereby (A) fully and unconditionally releases and discharges the Company and all predecessors or affiliated entities, and each officer, director, partner, member, shareholder, employee or consultant of such entities, and each of their successors and assigns, from all actions, causes of action, suits, promises, claims and demands whatsoever, in law or equity, whether contingent or otherwise, whether known or unknown, direct or indirect, which against the Company or any predecessor or affiliated entities the Securityholder ever had, now has or hereafter can, shall or may have, or by reason of any matter, cause or thing whatsoever relating to the Securityholder's ownership of the Securities from the beginning of the world to the day of the date of this Agreement; and (B) waives and relinquishes any and all rights, options, warrants or interests to acquire any additional securities of the Company to receive any other property, right or asset of the Company, or to share in the proceeds of any revenue or income received by the Company, or to have the Company register any of the Securities at any time.

         4. The Company specifically acknowledges that it shall have no right to rescind the sale of the Securities contemplated hereby or have any claim against the Securityholder under any circumstances.

         5. The Securityholder specifically acknowledges that he, she or it (i) shall have no right to rescind the sale of the Securities contemplated hereby or have any claim against the Company and/or any predecessor or affiliated entities in the event the value of the Securities, at any time in the future, is greater than the Purchase Price or in the event that any common stock or warrants of the Company held by any other stockholder of the Company is repurchased by the Company at any time for a price per share or warrant greater than the purchase price per Share or Warrant contemplated herein; (ii) fully understands that the Company is presently consummating an initial public offering of its common stock and that the price per share of common stock to be offered to the public in such offering will be significantly higher than the purchase price per Share contemplated herein; and (iii) has consulted with an attorney and has been advised of the consequences of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the 5th day of November, 1996.

                                U.S. GOLF AND ENTERTAINMENT INC.

                                By:  /S/  Stuart M. Goldstein, President
                                   ---------------------------------------
                                        Stuart M. Goldstein, President

                                   ---------------------------------------

        WARRANT PURCHASE AGREEMENT, POWER OF TRANSFER AND MUTUAL RELEASE

         1. __________, the record owner (the "Securityholder") of ____________ shares of Common Stock (the "Shares") and ________________ common stock purchase warrants (the "Warrants" and together with the Shares, the "Securities") of U.S. GOLF AND ENTERTAINMENT INC. (the "Company"), hereby sells, transfers and delivers the Warrants and powers of transfer with full powers of substitution therein to the Company in consideration of (i) a purchase price (the "Purchase Price") of $_______________, and (ii) registration of the Shares by the Company under the Securities Act of 1933, as amended, in connection with the Company's initial public offering of its equity securities, receipt of which is hereby acknowledged.

         2. For full and valuable consideration, receipt of which is hereby acknowledged, the Company hereby fully and unconditionally releases and discharges the Securityholder and each officer, director, partner, member, shareholder, employee or consultant of the Securityholder, as applicable, and each of the Securityholder's successors and assigns, from all actions, causes of action, suits, promises, claims and demands whatsoever, in law or equity, whether contingent or otherwise, whether known or unknown, direct or indirect, which against such individuals or entities the Company ever had, now have or hereafter can, shall or may have, or by reason of any matter, cause or thing whatsoever relating to the Securityholder's ownership of the Securities from the beginning of the world to the day of the date of this Agreement.

         3. For full and valuable consideration, receipt of which is hereby acknowledged, the Securityholder hereby (A) fully and unconditionally releases and discharges the Company and all predecessors or affiliated entities, and each officer, director, partner, member, shareholder, employee or consultant of such entities, and each of their successors and assigns, from all actions, causes of action, suits, promises, claims and demands whatsoever, in law or equity, whether contingent or otherwise, whether known or unknown, direct or indirect, which against the Company or any predecessor or affiliated entities the Securityholder ever had, now has or hereafter can, shall or may have, or by reason of any matter, cause or thing whatsoever relating to the Securityholder's ownership of the Securities from the beginning of the world to the day of the date of this Agreement; and (B) waives and relinquishes any and all rights, options, warrants or interests to acquire any additional securities of the Company to receive any other property, right or asset of the Company, or to share in the proceeds of any revenue or income received by the Company, or to have the Company register any of the Securities at any time.

         4. The Company specifically acknowledges that it shall have no right to rescind the sale of the Warrants contemplated hereby or have any claim against the Securityholder under any circumstances.

         5. The Securityholder specifically acknowledges that he, she or it (i) shall have no right to rescind the sale of the Warrants contemplated hereby or have any claim against the Company and/or any predecessor or affiliated entities in the event the value of the Securities, at any time in the future, is greater than the Purchase Price or in the event that any common stock or warrants of the Company held by any other stockholder of the Company is repurchased by the Company at any time for a price per share or warrant greater than the purchase price per Share or Warrant contemplated herein; (ii) hereby agrees that notwithstanding the Exchange Agreement by and among the Company and various stockholders of the Company, including the Securityholder, dated June 3, 1996, in the event of any conflict as between such Exchange Agreement and this Agreement, the provisions set forth in this Agreement shall be controlling in each and every instance; (iii) fully understands that the Company is presently consummating an initial public offering of its common stock and that the price per share of common stock to be offered to the public in such offering will be significantly higher than the purchase price per Share contemplated herein; and
(iv) has consulted with an attorney and has been advised of the consequences of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the 5th day of November, 1996.

                                 U.S. GOLF AND ENTERTAINMENT INC.

                                 By:
                                    ----------------------------------------
                                    Stuart M. Goldstein, President

                                    ----------------------------------------